                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                               _________________


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report      July 29, 1994
               ----------------------------------------------
Date of Earliest Event Reported      July 5, 1994
                                -----------------------------


                               Ferrellgas, L.P.
                           Ferrellgas Finance Corp.
        --------------------------------------------------------------
           (Exact name of registrants as specified in their charter)

               Delaware              33-53379          43-1676206
               Delaware              33-53379          43-1677595
         ------------------------ ---------------- -------------------
        (States or Other Juris- )    (Commission       (IRS Employer
         dictions of Incorpora-      File Number)   Identification Nos.)
         tion or Organization


             One Liberty Plaza, Liberty, Missouri            64068
         -------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)


                                (816) 792-1600
         -------------------------------------------------------------
             (Registrants' telephone number, including area code)

 ITEM 5.    OTHER EVENTS

           On July 5, 1994, the previously announced offering by Ferrellgas, L.P. and Ferrellgas Finance Corp. of 10% Fixed Rate Senior Notes due 2001 in the aggregate principal amount of $200,000,000 and Floating Rate Senior Notes due 2001 in the aggregate principal amount of $50,000,000 was consummated. Concurrently, the previously announced offering by Ferrellgas Partners, L.P. (the "Parent Partnership") of 13.1 million Common Units representing limited partner interests in the Parent Partnership was also consummated.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not applicable.

            (B) PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

            (C) EXHIBITS.

           The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FERRELLGAS, L.P.

                           By:  FERRELLGAS, INC., its general
                                     partner

                                    (Signature of Danley K. Sheldon
                                By:         appears here)
                                    ________________________________
                                     Danley K. Sheldon
                                     Vice President and Chief
                                        Financial Officer

                                Date:  July 29, 1994

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FERRELLGAS FINANCE CORP.


                           By: (Signature of Danley K. Sheldon appears here)
                               _____________________________________________
                                Danley K. Sheldon
                                Vice President

                                Date:  July 29, 1994

                                 EXHIBIT INDEX
                                 -------------


 EXHIBIT NO.        DESCRIPTION OF EXHIBIT        SEQUENTIAL
- - -------------  ---------------------------------      PAGE NO.

     3.1       Agreement of Limited Partnership
               of Ferrellgas, L.P. dated as of
               July 5, 1994

    10.1       Credit Agreement dated as of
               July 5, 1994 among Ferrellgas,
               L.P., Stratton Insurance
               Company, Inc., Ferrellgas, Inc.,
               Bank of America National Trust
               and Savings Association, as
               agent, and the other financial
               institutions party thereto

    10.2       Indenture dated as of July 5,
               1994 among Ferrellgas, L.P.,
               Ferrellgas Finance Corp. and
               Norwest Bank Minnesota, National
               Association, as trustee,
               relating to $200,000 10% Series
               A Fixed Rate Senior Notes due
               2001 and $50,000,000 Series B
               Floating Rate Senior Notes due
               2001